SETTLEMENT AGREEMENT

This Settlement Agreement (“Agreement”) is entered into among the United States of America, acting through the United States Department of Justice and on behalf of the Office of Inspector General (“OIG-HHS”) of the Department of Health and Human Services (“HHS”), the TRICARE Management Activity (“TMA”), through its general counsel, and the Office of Personnel Management (“OPM”) (collectively the "United States"), LHC Group, Inc. (hereafter referred to as “LHC”), and Judy Master (hereafter collectively referred to as "the Parties"), through their authorized representatives.

RECITALS

A.           LHC is one of the largest national providers of home health and hospice services, and is thus a recipient of Medicare, TRICARE, Federal Employees Health Benefits Program (FEHBP) and other government reimbursements.

B.           On June 3, 2007, Judy Master filed her  qui tam Complaint  in the United States District Court for the Western District of Louisiana captioned United States ex rel. Master v. LHC Group, Inc., Civil Action No. 07-1117 (Under Seal), pursuant to the qui tam provisions of the False Claims Act, 31 U.S.C. § 3730(b) (“the Civil Action”).  Relator alleged, among the allegations identified in the Civil Action, that LHC violated the False Claims Act by (1) billing for services without a valid plan of care, (2) resequencing and upcoding ICD-9-CM diagnosis codes, (3) billing for services not rendered or not supported by the required documentation, (4) billing for services without physician orders, or for more services than ordered by the physician, (5) billing for services that were not medically necessary, and (6) billing for services rendered to patients who were not homebound.

C.           The United States contends that LHC submitted or caused to be submitted claims for payment to the Medicare Program (Medicare), Title XVIII of the Social Security Act, 42 U.S.C. §§ 1395-1395kkk-1, the TRICARE Program, 10 U.S.C. §§ 1071-1110a, and the FEHBP, 5 U.S.C. §§ 8901-8914.

D.         The United States contends that it has certain civil claims against LHC for submitting or causing to be submitted claims for payment to Medicare, TRICARE and FEHBP during the period January 1, 2006 through December 31, 2008 for home health services by the facilities on Attachment A that were not reimbursable because: (1) the services were not medically necessary, and/or (2) the patients were not homebound.  This conduct is referred to below as the Covered Conduct.

E.           This Settlement Agreement is neither an admission of liability by LHC nor a concession by the United States that its claims are not well-founded.  LHC denies the allegations in the Civil Action, including the Covered Conduct, as defined herein.

F.           Relator claims entitlement under 31 U.S.C. § 3730(d) to a share of the proceeds of this Settlement Agreement and to Relator’s reasonable expenses, attorneys’ fees and costs.

G.           To avoid the delay, uncertainty, inconvenience, and expense of protracted litigation of the above claims, and in consideration of the mutual promises and obligations of this Settlement Agreement, the Parties agree and covenant as follows:

TERMS AND CONDITIONS

1.           LHC shall pay to the United States sixty-five million dollars ($65 million) (Settlement Amount), plus interest on the Settlement Amount at a rate of 2.5 % per annum from September 8, 2011 by electronic funds transfer pursuant to written instructions to be provided by the Civil Division of the United States Department of Justice no later than seven days after the Effective Date of this Agreement.

2.           Contingent upon the United States receiving the Settlement Amount from LHC and as soon as feasible after receipt, the United States agrees to pay 19% of the $65 million Settlement Amount , plus 19% of the interest paid on the Settlement Amount to Relator by electronic funds transfer to Keating, Muething & Klekamp PLL.

3.           No more than seven days after the Effective Date of this Agreement, LHC agrees to pay Relator $1,000,227.00 in reasonable attorneys’ fees, costs and expenses.    This payment shall be made by electronic funds transfer pursuant to written instructions from Keating, Muething & Klekamp PLL.

4.           Subject to the exceptions in Paragraph 9 (concerning excluded claims) below, and conditioned upon LHC’s full payment of the Settlement Amount, the United States releases LHC, together with its current and former parent corporations, its direct and indirect subsidiaries, divisions, current or former owners, and officers, administrators, employees, agents, directors, and affiliates, as well as any successors and assigns, from any civil or administrative monetary claim the United States has for the Covered Conduct under the False Claims Act, 31 U.S.C. §§ 3729-3733; the Civil Monetary Penalties Law, 42 U.S.C. § 1320a-7a(b)(7); the Program Fraud Civil Remedies Act, 31 U.S.C. §§ 3801-3812; or the common law theories of payment by mistake, unjust enrichment, and fraud.

5.           Subject to the exceptions in Paragraph 9, 10, and 11 below, and conditioned upon LHC’s full payment of the Settlement Amount, Relator, for herself and for her heirs, successors, attorneys, agents, and assigns, releases LHC from any civil monetary claim the Relator has or may have on behalf of the United States for the Covered Conduct under the False Claims Act, 31 U.S.C. §§ 3729-3733.

6.           In consideration of the obligations of LHC in this Agreement and the Corporate Integrity Agreement (CIA), entered into between OIG-HHS and LHC, conditioned upon LHC’s full payment of the Settlement Amount, the OIG-HHS agrees to release and refrain from instituting, directing, or maintaining any administrative action seeking exclusion from Medicare, Medicaid, and other Federal health care programs (as defined in 42 U.S.C. § 1320a-7b(f)) against LHC under 42 U.S.C. § 1320a-7a (Civil Monetary Penalties Law) or 42 U.S.C. § 1320a-7(b)(7) (permissive exclusion for fraud, kickbacks, and other prohibited activities) for the Covered Conduct, except as reserved in Paragraph 9 (concerning excluded claims), below, and as reserved in this Paragraph. The OIG-HHS expressly reserves all rights to comply with any statutory obligations to exclude LHC from Medicare, Medicaid, and other Federal health care programs under 42 U.S.C. § 1320a-7(a) (mandatory exclusion) based upon the Covered Conduct.  Nothing in this Paragraph precludes the OIG-HHS from taking action against entities or persons, or for conduct and practices, for which claims have been reserved in Paragraph 9, below.

7.           In consideration of the obligations of LHC set forth in this Agreement, conditioned upon LHC’s full payment of the Settlement Amount, TMA agrees to release and refrain from instituting, directing, or maintaining any administrative action seeking exclusion from the TRICARE Program against LHC under 32 C.F.R. § 199.9 for the Covered Conduct, except as reserved in Paragraph 9 (concerning excluded claims), below, and as reserved in this Paragraph.  TMA expressly reserves authority to exclude LHC from the TRICARE Program under 32 C.F.R. §§ 199.9 (f)(1)(i)(A), (f)(1)(i)(B), and (f)(1)(iii), based upon the Covered

Conduct.  Nothing in this Paragraph precludes TMA or the TRICARE Program from taking action against entities or persons, or for conduct and practices, for which claims have been reserved in Paragraph 9, below.

8.           In consideration of the obligations of LHC in this Agreement, and conditioned upon LHC’s full payment of the Settlement Amount, OPM agrees to release and refrain from instituting, directing, or maintaining any administrative action against LHC under 5 U.S.C. § 8902a or 5 C.F.R. Part 919 for the Covered Conduct, except as reserved in Paragraph 9 (concerning excluded claims), below and except if excluded by the OIG-HHS pursuant to 42 U.S.C. § 1320a-7(a).  Nothing in this Paragraph precludes OPM from taking action against entities or persons, or for conduct and practices, for which claims have been reserved in Paragraph 9, below.

9.           Notwithstanding the releases given in paragraphs 4 through 8, inclusive, of this Agreement, or any other term of this Agreement, the following claims of the United States are specifically reserved and are not released:

a.	Any liability arising under Title 26, U.S. Code (Internal Revenue Code);
b.	Any criminal liability;
c.	Except as explicitly stated in this Agreement, any administrative liability, including mandatory exclusion from Federal health care programs;
d.
Any liability to the United States (or its agencies) for any conduct other than the Covered Conduct,, including for: (i)claims submitted before January 1, 2006 or after December 31, 2008; and (ii) claims submitted at any time for services by facilities not listed in Attachment  A.

e.	Any liability based upon obligations created by this Agreement;
f.	Any liability for express or implied warranty claims or other claims for defective or deficient products or services, including quality of goods and services;
g.	Any liability for failure to deliver goods or services due;
h.	Any liability for personal injury or property damage or for other consequential damages arising from the Covered Conduct;

10.           Relator and her heirs, successors, attorneys, agents, and assigns shall not object to this Agreement but agree and confirm that this Agreement is fair, adequate, and reasonable under all the circumstances, pursuant to 31 U.S.C. § 3730(c)(2)(B).  Conditioned upon Relator’s receipt of the payment described in Paragraph 2, Relator and her heirs, successors, attorneys, agents, and assigns fully and finally release, waive, and forever discharge the United States, its agencies, officers, agents, employees, and servants, from any claims arising from the filing of claims for the Covered Conduct in the Civil Action or under 31 U.S.C. § 3730, and from any claims to a share of the proceeds of this Agreement.   Nothing in this Agreement shall limit Relator’s recovery related to the claims as to which the United States has declined to intervene and neither this Agreement, nor any intervention by the United States in the Civil Action in order to dismiss claims in the Civil Action, shall waive or otherwise affect the ability of the United States to contend that the provisions of the False Claims Act, including 31 U.S.C. § 3730(d)(3) and § 3730(e ), bar Relator from sharing in other proceeds of the Civil Action.

11.           Conditioned upon LHC’s full payment of the Settlement Amount and the amount specified in Paragraph 3 above, Relator, for herself, and for her heirs, successors, attorneys,

agents, and assigns, releases LHC, and its direct and indirect subsidiaries, officers, administrators, agents, and employees, from any liability to Relator arising from the filing of the Civil Action for the Covered Conduct, but reserves the right to pursue matters in the Civil Action that are not included in the Covered Conduct.

12.           LHC waives and shall not assert any defenses LHC may have to any criminal prosecution or administrative action relating to the Covered Conduct that may be based in whole or in part on a contention that, under the Double Jeopardy Clause in the Fifth Amendment of the Constitution, or under the Excessive Fines Clause in the Eighth Amendment of the Constitution, this Agreement bars a remedy sought in such criminal prosecution or administrative action.  Nothing in this paragraph or any other provision of this Agreement constitutes an agreement by the United States concerning the characterization of the Settlement Amount for purposes of the Internal Revenue laws, Title 26 of the United States Code.

13.           LHC fully and finally releases the United States, its agencies, officers, agents, employees, and servants, from any claims (including attorneys’ fees, costs, and expenses of every kind and however denominated) that LHC has asserted, could have asserted, or may assert in the future against the United States, its agencies, officers, agents, employees, and servants, related to the Covered Conduct and the United States’ investigation and prosecution thereof.\

14.           The Settlement Amount shall not be decreased as a result of the denial of claims for payment now being withheld from payment by any Medicare carrier or intermediary, TRICARE, or FEHBP carrier or payer, or any state payer, related to the Covered Conduct; and LHC agrees not to resubmit to any Medicare carrier or intermediary, TRICARE or FEHBP carrier or payer or any state payer any previously denied claims related to the Covered Conduct, and agrees not to appeal any such denials of claims.

15.           LHC agrees to the following:

a.         Unallowable Costs Defined: All costs (as defined in the Federal Acquisition Regulation, 48 C.F.R. § 31.205-47; and in Titles XVIII and XIX of the Social Security Act, 42 U.S.C. §§ 1395-1395kkk-1 and 1396-1396w-5; and the regulations and official program directives promulgated thereunder) incurred by or on behalf of LHC, its present or former officers, directors, employees, shareholders, and agents in connection with:

(1)	the matters covered by this Agreement;
(2)	the United States’ audit(s) and civil investigation(s) of the matters covered by this Agreement;
(3)
LHC’s investigation, defense, and corrective actions undertaken in response to the United States’ audit(s) and civil investigation(s) in connection with the matters covered by this Agreement (including attorneys’ fees);

(4)	the negotiation and performance of this Agreement;
(5)	the payment LHC makes to the United States pursuant to this Agreement and any payments that LHC may make to Relator, including costs and attorneys’ fees; and
(6)	the negotiation of, and obligations undertaken pursuant to the CIA, to:

(i)	retain an independent review organization to perform annual reviews as described in Section III of the CIA; and
(ii)
prepare and submit reports to the OIG-HHS, are unallowable costs for government contracting purposes and under the Medicare Program, Medicaid Program, TRICARE Program, and FEHBP (hereinafter referred to as Unallowable Costs).  However, nothing in this paragraph 15.a.(6) that may apply to the obligations undertaken pursuant to the CIA affects the status of costs that are not allowable based on any other authority applicable to LHC.

b.           Future Treatment of Unallowable Costs:  Unallowable Costs shall be separately determined and accounted for by LHC, and LHC shall not charge such Unallowable Costs directly or indirectly to any contracts with the United States, or seek payment for such Unallowable Costs through any cost report, cost statement, information statement, or payment request submitted by LHC or any of its subsidiaries or affiliates to the Medicare, TRICARE, or FEHBP Programs.

c.           Treatment of Unallowable Costs Previously Submitted for Payment:  LHC further agrees that within 90 days of the Effective Date of this Agreement it shall identify to applicable Medicare and TRICARE fiscal intermediaries, carriers, and/or contractors, and FEHBP fiscal agents, any Unallowable Costs (as defined in this Paragraph) included in payments previously sought from the United States, or any State Medicaid program, including, but not limited to, payments sought in any cost reports, cost statements, information reports, or payment requests already submitted by LHC or any of its subsidiaries or affiliates, and shall request, and agree, that such cost reports, cost statements, information reports, or payment requests, even if already settled, be adjusted to account for the effect of the inclusion of the unallowable costs.  LHC agrees that the United States, at a minimum, shall be entitled to recoup from LHC any overpayment plus applicable interest and penalties as a result of the inclusion of such Unallowable Costs on previously-submitted cost reports, information reports, cost statements, or requests for payment.

Any payments due after the adjustments have been made shall be paid to the United States pursuant to the direction of the Department of Justice and/or the affected agencies.  The United States reserves its rights to disagree with any calculations submitted by LHC or any of its subsidiaries or affiliates on the effect of inclusion of Unallowable Costs (as defined in this Paragraph) on LHC or any of its subsidiaries or affiliates’ cost reports, cost statements, or information reports.

d.         Nothing in this Agreement shall constitute a waiver of the rights of the United States to audit, examine, or re-examine LHC’s books and records to determine that no Unallowable Costs have been claimed in accordance with the provisions of this Paragraph.

16.       LHC agrees to cooperate fully and truthfully with the United States’ investigation of individuals and entities not released in this Agreement.  Upon reasonable notice, LHC shall encourage, and agrees not to impair, the cooperation of its directors, officers, and employees, and shall use its best efforts to make available, and encourage, the cooperation of former directors, officers, and employees for interviews and testimony, consistent with the rights and privileges of such individuals.  LHC further agrees to furnish to the United States, upon request, complete and unredacted copies of all non-privileged documents, reports, memoranda of interviews, and records in its possession, custody, or control concerning any investigation of the Covered Conduct that it has undertaken, or that has been performed by another on its behalf, except that which has been created at the direction of legal counsel. LHC shall not and does not waive its attorney-client privilege or work-product doctrine protections.

17.           This Agreement is intended to be for the benefit of the Parties only.  The Parties do not release any claims against any other person or entity, except to the extent provided for in Paragraph 18 (waiver for beneficiaries paragraph), below.

18.           LHC agrees that it waives and shall not seek payment for any of the health care billings covered by this Agreement from any health care beneficiaries or their parents, sponsors, legally responsible individuals, or third party payors based upon the claims defined as Covered Conduct.

19.           Upon receipt of the payments described in Paragraphs 1 and 2, above, the United States and Relator shall promptly sign and file in the Civil Action a Joint Stipulation of Dismissal pursuant to Rule 41(a)(1) of the claims for the Covered Conduct with prejudice as to the United States and the Relator.

20.           Each Party shall bear its own legal and other costs incurred in connection with this matter, including the preparation and performance of this Agreement.

21.           Each party and signatory to this Agreement represents that it freely and voluntarily enters in to this Agreement without any degree of duress or compulsion.

22.           This Agreement is governed by the laws of the United States.  The exclusive jurisdiction and venue for any dispute relating to this Agreement is the United States District Court for the Western District of Louisiana.  For purposes of construing this Agreement, this

Agreement shall be deemed to have been drafted by all Parties to this Agreement and shall not, therefore, be construed against any Party for that reason in any subsequent dispute.

23.           This Agreement constitutes the complete agreement between the Parties.  This Agreement may not be amended except by written consent of the Parties.

24.           The undersigned counsel represent and warrant that they are fully authorized to execute this Agreement on behalf of the persons and entities indicated below.

25.           This Agreement may be executed in counterparts, each of which constitutes an original and all of which constitute one and the same Agreement.

26.           This Agreement is binding on LHC’s successors, transferees, heirs, and assigns.

27.           This Agreement is binding on Relator’s successors, transferees, heirs, and assigns.

28.           All parties consent to the United States’ disclosure of this Agreement, and information about this Agreement, to the public.

29.           This Agreement is effective on the date of signature of the last signatory to the Agreement (Effective Date of this Agreement).  Facsimiles of signatures shall constitute acceptable, binding signatures for purposes of this Agreement.

THE UNITED STATES OF AMERICA

DATED:                                                      BY: /s/ SUSAN C. LYNCH
SUSAN C. LYNCH
MEREDITH L. TOOLE
Trial Attorneys
Commercial Litigation Branch
Civil Division
United States Department of Justice

DATED:                                                      BY: /s/ KAREN J. KING
KAREN J. KING
Assistant United States  Attorney
Western District of Louisiana

DATED:                                                      BY: /s/ GREGORY E. DEMSKE
GREGORY E. DEMSKE
Assistant Inspector General for Legal Affairs
Office of Counsel to the
   Inspector General
Office of Inspector General
United States Department of
   Health and Human Services

DATED:                                                      BY: /s/ LAUREL C. GILLESPIE
LAUREL C. GILLESPIE
Deputy General Counsel
TRICARE Management Activity
United States Department
  of Defense

DATED:	BY: /s/ SHIRLEY PATTERSON
SHIRLEY PATTERSON
Acting Deputy Associate Director
Insurance Operations
United States Office of
Personnel Management

DATED:                                                      BY: /s/ DAVID COPE
DAVID COPE
Assistant Inspector General
    for Legal Affairs
United States Office of
   Personnel Management

LHC GROUP, INC. - DEFENDANT

DATED:                                                     BY: /s/ PETER C. NOVEMBER
PETER C. NOVEMBER
General Counsel
LHC Group, Inc.

DATED:                                                     BY: /s/ WILLIAM H. JORDAN
WILLIAM H. JORDAN
  Counsel for LHC Group, Inc.

JUDY MASTER - RELATOR

DATED:                                                     BY: /s/ JUDY MASTER
JUDY MASTER

DATED:                                                     BY: /s/ GREGORY M. UTTER
GREGORY M. UTTER
JOSEPH M. CALLOW
DANIELLE M. D’ADDESSA
JOEL HESCH
Counsel for Judy Master

LHC Subsidiary Location	Medicare Provider Number	State
Able Home Health, Inc. d/b/a Able HomeCare of Birmingham	01-7041	AL
Alabama Health Care Group, LLC (LHC Management Company for D. W. McMillan Home Health)	01-7143	AL
Athens-Limestone HomeCare, LLC d/b/a Athens Limestone HomeCare	01-7095	AL
Clay County Hospital HomeCare, LLC	01-7097	AL
Fayette Medical Center HomeCare, LLC d/b/a Fayette Medical Center HomeCare	01-7088	AL
Gulf HomeCare, Inc. d/b/a Infirmary HomeCare of Grove Hill	01-7130	AL
HGA HomeCare, LLC d/b/a HGA HomeCare of Decatur	01-7027	AL
HGA HomeCare, LLC d/b/a HGA HomeCare of Huntsville	01-7119	AL
Infirmary Home Health Agency, Inc. d/b/a Infirmary HomeCare of Mobile	01-7035	AL
Medical Centers HomeCare, LLC d/b/a Medical Centers HomeCare	01-7128	AL
Mizell Memorial Hospital HomeCare, LLC d/b/a LHC HomeCare of South Alabama	01-714	AL
Southeast Alabama HomeCare, LLC d/b/a Southeast Alabama HomeCare (Dothan)	01-7024	AL
Southeast Alabama HomeCare, LLC d/b/a Southeast Alabama HomeCare (Enterprise)	01-7016	AL
Thomas Home Health, LLC d/b/a Thomas Home Health	01-7148	AL
Arkansas HomeCare of Forrest City, LLC d/b/a Northeast Arkansas HomeCare (Forrest City)	04-7128	AR
Arkansas HomeCare of Forrest City, LLC d/b/a Northeast Arkansas HomeCare (West Memphis)	04-7128	AR
Arkansas HomeCare of Fulton, LLC d/b/a North Arkansas HomeCare (Mountain Home)	04-7115	AR
Arkansas HomeCare of Fulton, LLC d/b/a North Arkansas HomeCare (Salem)	04-7115	AR
Arkansas HomeCare of Hot Springs, LLC d/b/a Central Arkansas HomeCare (Hot Springs)	04-7151	AR
Arkansas HomeCare of Hot Springs, LLC d/b/a Central Arkansas HomeCare (Bryant)	04-7151	AR
CMC Home Health and Hospice, LLC d/b/a CMC Home Health	04-7046	AR
Dallas County Medical Center HomeCare, LLC (LHC Management Company for Dallas County Medical Center HomeCare)	04-7169	AR
Eureka Springs Hospital HomeCare, LLC d/b/a Northwest Arkansas HomeCare (Holiday Island)	04-7134	AR
Eureka Springs Hospital HomeCare, LLC d/b/a Northwest Arkansas HomeCare (Fayetteville)	04-7134	AR
Eureka Springs Hospital HomeCare, LLC d/b/a Northwest Arkansas HomeCare (Springdale)	04-7134	AR
Jefferson Regional HomeCare, LLC d/b/a Jefferson HomeCare	04-7093	AR
Mena Medical Center Home Health, LLC d/b/a West Arkansas HomeCare (also d/b/a Mena Regional Home Health)	04-7133	AR
Southwest Arkansas HomeCare, LLC d/b/a Southwest Arkansas HomeCare (Nashville)	04-7138	AR
Southwest Arkansas HomeCare, LLC d/b/a Southwest Arkansas HomeCare (Texarkana)	04-7138	AR
Lifeline Home Health Care of Lakeland, LLC d/b/a Lifeline Home Health Care of Lakeland	10-7176	FL
Lifeline Home Health Care of Lady Lake, LLC d/b/a Munroe Regional HomeCare at Lady Lake	10-7471	FL
Lifeline Home Health Care of Marathon, LLC d/b/a Lifeline Home Health Care of Marathon	10-7607	FL

LHC Subsidiary Location	Medicare Provider Number	State
Lifeline Home Health Care of Port Charlotte, LLC d/b/a Lifeline Home Health Care of Port Charlotte	10-7252	FL
Lifeline Home Health Care of Port Charlotte, LLC d/b/a Lifeline Home Health Care of Sarasota	10-7252	FL
Munroe Regional HomeCare, LLC d/b/a Munroe Regional HomeCare	10-7009	FL
Floyd HomeCare, LLC d/b/a Floyd HomeCare	11-7010	GA
Floyd HomeCare, LLC d/b/a Floyd HomeCare of Cartersville	11-7010	GA
Floyd HomeCare, LLC d/b/a Floyd HomeCare of Cedartown	11-7010	GA
Floyd HomeCare, LLC d/b/a Floyd HomeCare of Summerville	11-7010	GA
Georgia HomeCare of Harris, LLC d/b/a Regional HomeCare	11-7318	GA
Lifeline Home Health Care of Bowling Green, LLC d/b/a Lifeline Health Care of Warren	18-7080	KY
Lifeline Home Health Care of Bowling Green, LLC d/b/a Lifeline Health Care of Edmonson	18-7080	KY
Lifeline Home Health Care of Bowling Green, LLC d/b/a Lifeline Health Care of Hart	18-7080	KY
Lifeline Home Health Care of Bowling Green, LLC d/b/a Lifeline Health Care of Butler	18-7080	KY
Lifeline Home Health Care of Bowling Green, LLC d/b/a Lifeline Health Care of Simpson	18-7080	KY
Lifeline Home Health Care of Bowling Green, LLC d/b/a Lifeline Health Care of Owensboro	18-7080	KY
Lifeline Home Health Care of Bowling Green, LLC d/b/a Lifeline Health Care of Scottsville	18-7080	KY
Lifeline Home Health Care of Bowling Green, LLC d/b/a Lifeline Health Care of Hardin	18-7080	KY
Lifeline Home Health Care of Fulton, LLC d/b/a Lifeline Health Care of Fulton	18-7181	KY
Lifeline Home Health Care of Hopkinsville, LLC d/b/a Lifeline Health Care of Lincare (LHC Management Company for Lifeline Health Care of Lincare)	18-7300	KY
Lifeline Home Health Care of Hopkinsville, LLC d/b/a Lifeline Health Care of Lyon (LHC Management Company for Lifeline Health Care of Lyon)	18-7300	KY
Lifeline Home Health Care of Lexington, LLC d/b/a Lifeline Health Care of Fayette	18-7018	KY
Lifeline Home Health Care of Lexington, LLC d/b/a Lifeline Health Care of Jessamine	18-7018	KY
Lifeline Home Health Care of Russellville, LLC d/b/a Lifeline Health Care of Logan	18-7128	KY
Lifeline Home Health Care of Somerset, LLC d/b/a Lifeline Health Care of Pulaski	18-7099	KY
Lifeline Home Health Care of Somerset, LLC d/b/a Lifeline Health Care of Wayne	18-7099	KY
Lifeline Home Health Care of Somerset, LLC d/b/a Lifeline Health Care of Russell	18-7099	KY
Lifeline Home Health Care of Somerset, LLC d/b/a Lifeline Health Care of Lincoln	18-7099	KY
Lifeline Home Health Care of Somerset, LLC d/b/a Lifeline Health Care of Taylor	18-7099	KY
Lifeline Home Health Care of Somerset, LLC d/b/a Lifeline Health Care of Clinton	18-7099	KY
Lifeline Home Health Care of Somerset, LLC d/b/a Lifeline Health Care of Cumberland	18-7099	KY

LHC Subsidiary Location	Medicare Provider Number	State
Lifeline Home Health Care of Somerset, LLC d/b/a Lifeline Health Care of McCreary	18-7099	KY
Lifeline Home Health Care of Somerset, LLC d/b/a Lifeline Health Care of Green	18-7099	KY
Lifeline Home Health Care of Somerset, LLC d/b/a Lifeline Health Care of Casey	18-7099	KY
Acadian Home Health Care Services, LLC d/b/a Jeff Davis Home Health	19-7039	LA
Acadian Home Health Care Services, LLC d/b/a Southern Home Health (Lake Charles)	19-7766	LA
Acadian Home Health Care Services, LLC d/b/a Southern Home Health (DeQuincy)	19-7766	LA
Acadian Home Health Care Services, LLC d/b/a Southern Home Health of Sulphur	19-7766	LA
Acadian Home Health Care Services, LLC d/b/a Southern Home Health of Moss Bluff	19-7766	LA
Acadian Home Health Care Services, LLC d/b/a Welsh HomeCare	19-7039	LA
Acadian HomeCare, LLC	19-7060	LA
Acadian HomeCare, LLC d/b/a Acadia St. Landry Home Health Agency	19-7060	LA
Acadian HomeCare, LLC d/b/a Acadian HomeCare – Abbeville	19-7060	LA
Acadian HomeCare, LLC d/b/a Acadian HomeCare – Acadia Parish	19-7060	LA
Acadian HomeCare, LLC d/b/a Acadian HomeCare – New Iberia	19-7060	LA
Acadian HomeCare, LLC d/b/a Eunice Community Home Health	19-7060	LA
Acadian HomeCare, LLC d/b/a Franklin HomeCare	19-7060	LA
Acadian HomeCare, LLC d/b/a Kaplan HomeCare	19-7060	LA
Acadian HomeCare, LLC d/b/a St. Landry HomeCare	19-7060	LA
Acadian HomeCare, LLC d/b/a Ville Platte HomeCare	19-7060	LA
Baton Rouge HomeCare, LLC	19-7102	LA
Baton Rouge HomeCare, LLC d/b/a Stanocola Home Health	19-7192	LA
Beauregard Memorial Hospital HomeCare, LLC d/b/a Beauregard Memorial Hospital Home Health Agency	19-7183	LA
Home Nursing Care, LLC d/b/a Louisiana HomeCare of Houma	19-7112	LA
Home Nursing Care, LLC d/b/a Louisiana HomeCare of Morgan City	19-7112	LA
Hood Home Health Service, LLC	19-7163	LA
LHCG V, LLC d/b/a Glenwood Home Health Agency	19-7084	LA
LHCG VI, LLC d/b/a Franklin HomeCare	19-7606	LA
LHCG VI, LLC d/b/a Nursing Care	19-7606	LA
LHCG VIII, LLC d/b/a Bunkie HomeCare	19-7114	LA
LHCG VIII, LLC d/b/a Marksville HomeCare	19-7114	LA
LHCG XIII, LLC d/b/a Louisiana HomeCare of Lafayette	19-7057	LA
Louisiana HomeCare of Delhi, LLC d/b/a Delhi HomeCare	19-7089	LA
Louisiana HomeCare of Greater New Orleans, LLC (sold in 2006)	19-7747	LA
Louisiana HomeCare of Hammond, LLC	19-7156	LA
Louisiana HomeCare of Minden, LLC d/b/a Louisiana HomeCare of Minden	19-7776	LA
Louisiana HomeCare of Minden, LLC d/b/a Louisiana HomeCare of Ruston	19-7776	LA
Louisiana HomeCare of Minden, LLC d/b/a Louisiana HomeCare of Springhill	19-7776	LA
Louisiana HomeCare of Miss-Lou, LLC	19-7063	LA
Louisiana HomeCare of Miss-Lou, LLC d/b/a Louisiana HomeCare of Jonesville	19-7063	LA
Louisiana HomeCare of Miss-Lou, LLC d/b/a Louisiana HomeCare of Vidalia	19-7063	LA
Louisiana HomeCare of Monroe, LLC d/b/a Louisiana HomeCare of Monroe (f/k/a St. Francis HomeCare, LLC)	19-7091	LA

LHC Subsidiary Location	Medicare Provider Number	State
Louisiana HomeCare of North Louisiana, LLC d/b/a Louisiana HomeCare of Alexandria	19-7159	LA
Louisiana HomeCare of North Louisiana, LLC d/b/a Louisiana HomeCare of Mamou	19-7159	LA
Louisiana HomeCare of Northwest Louisiana, LLC d/b/a Louisiana HomeCare	19-7052	LA
Louisiana HomeCare of Northwest Louisiana, LLC d/b/a Louisiana HomeCare - Shreveport	19-7052	LA
Louisiana HomeCare of Northwest Louisiana, LLC d/b/a Louisiana HomeCare - Zwolle	19-7052	LA
Louisiana HomeCare of Slidell, LLC	19-7104	LA
Richardson Medical Center HomeCare, LLC	19-7266	LA
River West HomeCare, LLC d/b/a Louisiana HomeCare of Plaquemine	19-7181	LA
St. James HomeCare, LLC	19-7077	LA
Tri-Parish Community HomeCare, LLC	19-7462	LA
HomeCall, Inc. d/b/a HomeCall (Annapolis)	21-7066B	MD
HomeCall, Inc. d/b/a HomeCall (Baltimore)	21-7123A	MD
HomeCall, Inc. d/b/a HomeCall (Easton)	21-7066B	MD
HomeCall, Inc. d/b/a HomeCall (Frederick)	21-7040	MD
HomeCall, Inc. d/b/a HomeCall (Hagerstown)	21-7040	MD
HomeCall, Inc. d/b/a HomeCall (Largo)	21-7066B	MD
HomeCall, Inc. d/b/a HomeCall (Rockville)	21-7040	MD
HomeCall, Inc. d/b/a HomeCall (Waldorf)	21-7066B	MD
HomeCall, Inc. d/b/a HomeCall (Westminster)	21-7115	MD
Southwest Missouri HomeCare, LLC d/b/a Access Home Health Agency (Springfield)	26-7502	MO
Southwest Missouri HomeCare, LLC d/b/a Access Home Health Agency (Branson)	26-7502	MO
Southwest Missouri HomeCare, LLC d/b/a Access Home Health Agency (Joplin)	26-7502	MO
Southwest Missouri HomeCare, LLC d/b/a Access Home Health Agency (Lebanon)	26-7502	MO
Able Home Health, Inc. d/b/a Mississippi HomeCare of Bruce	25-7122	MS
Able Home Health, Inc. d/b/a Mississippi HomeCare of Carthage	25-7122	MS
Able Home Health, Inc. d/b/a Mississippi HomeCare of Columbus	25-7122	MS
Able Home Health, Inc. d/b/a Mississippi HomeCare of Eupora	25-7122	MS
Able Home Health, Inc. d/b/a Mississippi HomeCare of Grenada	25-7122	MS
Able Home Health, Inc. d/b/a Mississippi HomeCare of Kosciusko	25-7122	MS
Able Home Health, Inc. d/b/a Mississippi HomeCare of Starkville	25-7122	MS
Leaf River Home Health Care, LLC d/b/a Mississippi HomeCare - Hattiesburg	25-7120	MS
Leaf River Home Health Care, LLC d/b/a Mississippi HomeCare - Laurel	25-7120	MS
Leaf River Home Health Care, LLC d/b/a Mississippi HomeCare - Lucedale	25-7120	MS
Leaf River Home Health Care, LLC d/b/a Mississippi HomeCare of Richton	25-7120	MS
Mississippi HomeCare of Jackson II, LLC d/b/a Mississippi HomeCare – Jackson	25-7082	MS
Mississippi HomeCare of Jackson II, LLC d/b/a Mississippi HomeCare – Brandon	25-7082	MS
Mississippi HomeCare of Jackson II, LLC d/b/a Mississippi HomeCare – Yazoo City	25-7082	MS
Mississippi HomeCare of Jackson II, LLC d/b/a Mississippi HomeCare – Hazlehurst	25-7082	MS

LHC Subsidiary Location	Medicare Provider Number	State
Mississippi HomeCare of Jackson II, LLC d/b/a Mississippi HomeCare – Madison	25-7082	MS
Mississippi HomeCare of Jackson II, LLC d/b/a Mississippi HomeCare – Clinton	25-7082	MS
Mississippi HomeCare of Jackson II, LLC d/b/a Mississippi HomeCare – Magee	25-7082	MS
Mississippi HomeCare of Jackson II, LLC d/b/a Mississippi HomeCare – Forest	25-7082	MS
Mississippi HomeCare of Jackson, LLC d/b/a Mississippi HomeCare – Brandon	25-7082	MS
Mississippi HomeCare of Jackson, LLC d/b/a Mississippi HomeCare – Yazoo City	25-7082	MS
Mississippi HomeCare of Jackson, LLC d/b/a Mississippi HomeCare – Hazlehurst	25-7082	MS
Mississippi HomeCare of Jackson, LLC d/b/a Mississippi HomeCare – Madison	25-7082	MS
Mississippi HomeCare of Jackson, LLC d/b/a Mississippi HomeCare – Clinton	25-7082	MS
Mississippi HomeCare of Jackson, LLC d/b/a Mississippi HomeCare – Magee	25-7082	MS
Mississippi HomeCare of Jackson, LLC d/b/a Mississippi HomeCare – Jackson	25-7082	MS
Mississippi HomeCare, LLC d/b/a Mississippi HomeCare - Fayette	25-7107	MS
Mississippi HomeCare, LLC d/b/a Mississippi HomeCare – Port Gibson	25-7107	MS
Mississippi HomeCare, LLC d/b/a Mississippi HomeCare – Rolling Fork	25-7107	MS
Mississippi HomeCare, LLC d/b/a Mississippi HomeCare - Vicksburg	25-7107	MS
Picayune HomeCare, LLC d/b/a Mississippi HomeCare – Wiggins	25-7141	MS
Picayune HomeCare, LLC d/b/a Mississippi HomeCare of Bay St. Louis	25-7141	MS
Picayune HomeCare, LLC d/b/a Mississippi HomeCare of Columbia	25-7141	MS
Picayune HomeCare, LLC d/b/a Mississippi HomeCare of Gulfport	25-7141	MS
Picayune HomeCare, LLC d/b/a Mississippi HomeCare of Picayune	25-7141	MS
Cape Fear Valley HomeCare and Hospice, LLC d/b/a Cape Fear Valley HomeCare and Hospice	34-7127	NC
Whispering Pines Health Services, Inc. d/b/a Whispering Pines Health Services	37-7680	OK
LHC HomeCare of Tennessee, LLC d/b/a Home Care Solutions (Clarksville)	44-7513	TN
LHC HomeCare of Tennessee, LLC d/b/a Home Care Solutions (Columbia)	44-7513	TN
LHC HomeCare of Tennessee, LLC d/b/a Home Care Solutions (Dickson)	44-7513	TN
LHC HomeCare of Tennessee, LLC d/b/a Home Care Solutions (Lenoir City)	44-7513	TN
LHC HomeCare of Tennessee, LLC d/b/a Home Care Solutions (Murfreesboro)	44-7513	TN
LHC HomeCare of Tennessee, LLC d/b/a Home Care Solutions (Nashville)	44-7513	TN
LHC HomeCare of Tennessee, LLC d/b/a Home Care Solutions (Ooltewah)	44-7551	TN
LHC HomeCare of Tennessee, LLC d/b/a Home Care Solutions (Tullahoma)	44-7513	TN
LHC HomeCare of Tennessee, LLC d/b/a Home Care Solutions (White House)	44-7513	TN
Lifeline Home Health Care of Springfield, LLC d/b/a Lifeline Home Health Care	44-7466	TN
Lifeline Home Health Care of Union City, LLC d/b/a Extendicare Home Health of Western Tennessee	44-7434	TN
Lifeline Home Health Care of Union City, LLC d/b/a Extendicare Home Health of Western Tennessee (Martin)	44-7434	TN
Lifeline of West Tennessee, LLC d/b/a Extendicare Home Health of West Tennessee (Jackson)	44-7284	TN
Lifeline of West Tennessee, LLC d/b/a Extendicare Home Health of West Tennessee (Dyersburg)	44-7284	TN
Lifeline of West Tennessee, LLC d/b/a Extendicare Home Health of West Tennessee (Henderson)	44-7284	TN
Lifeline of West Tennessee, LLC d/b/a Extendicare Home Health of West Tennessee (Paris)	44-7284	TN

LHC Subsidiary Location	Medicare Provider Number	State
Medical Center Home Health, LLC (Jackson)	44-7101	TN
Medical Center Home Health, LLC d/b/a Medical Center Home Health (Trenton)	44-7101	TN
Medical Center Home Health, LLC d/b/a Medical Center Home Health (Bolivar)	44-7101	TN
Morristown-Hamblen HomeCare & Hospice, LLC d/b/a Morristown-Hamblen HomeCare (also d/b/a University of TN Medical Center Home Health Services) (Morristown)	44-7500	TN
Morristown-Hamblen HomeCare & Hospice, LLC d/b/a Morristown-Hamblen HomeCare (also d/b/a University of TN Medical Center Home Health Services) (Newport)	44-7500	TN
University of TN Medical Center Home Care Services, LLC d/b/a University of TN Medical Center Home Care Services – Home Health (Knoxville)	44-7230	TN
University of TN Medical Center Home Care Services, LLC d/b/a University of TN Medical Center Home Care Services – Home Health (Loudon)	44-7230	TN
University of TN Medical Center Home Care Services, LLC d/b/a University of TN Medical Center Home Care Services – Home Health (Maryville)	44-7230	TN
University of TN Medical Center Home Care Services, LLC d/b/a University of TN Medical Center Home Care Services – Home Health (Sevierville)	44-7230	TN
University of TN Medical Center Home Care Services, LLC d/b/a University of TN Medical Center Home Care Services – Home Health (LaFollette)	44-7230	TN
GSHS Home Health, L.P. d/b/a Good Shepherd HomeCare	45-7691	TX
GSHS Home Health, L.P. d/b/a Good Shepherd HomeCare - Linden	45-7691	TX
Home Care Connections, Inc. d/b/a Home Care Connections (San Antonio)	67-9303	TX
Home Care Connections, Inc. d/b/a Home Care Connections (Uvalde)	67-9303	TX
Marshall HomeCare, L.P. d/b/a Good Shepherd HomeCare – Marshall	45-8244	TX
Red River HomeCare, LLC d/b/a Red River HomeCare (Bonham)	45-3151	TX
Red River HomeCare, LLC d/b/a Red River HomeCare (Reno)	45-3151	TX
Rivercrest Home Health Care, Inc. d/b/a Home Care Connections (Amarillo)	67-9259	TX
Rivercrest Home Health Care, Inc. d/b/a Home Care Connections (Odessa)	67-9259	TX
Texas Health Care Group of Longview, LLC d/b/a Tyler HomeCare	67-9365	TX
Texas Health Care Group of Texarkana, LLC d/b/a Texarkana HomeCare	67-9372	TX
Texas Health Care Group of The Golden Triangle, LLC d/b/a Southern Home Health	67-9237	TX
Virginia HomeCare, LLC d/b/a Advanced Health Services (Christiansburg)	49-7546	VA
Virginia HomeCare, LLC d/b/a Advanced Health Services (Pulaski)	49-7546	VA
Boone Memorial HomeCare, LLC d/b/a Boone Memorial HomeCare	51-7097	WV
Grant Memorial HomeCare and Hospice, LLC d/b/a Grant Memorial HomeCare	51-7071	WV
Home Care Plus, Inc.	51-7051	WV
Housecalls Home Health and Hospice, LLC d/b/a Housecalls Home Health (Parkersburg)	51-7114	WV
Housecalls Home Health and Hospice, LLC d/b/a Housecalls Home Health (Harrisville)	51-7114	WV
Jackson County Home Health, LLC d/b/a Jackson Home Health	51-7805	WV
Mountaineer HomeCare, LLC d/b/a Mountaineer HomeCare	51-7092	WV
Princeton Community HomeCare, LLC d/b/a PCH Home Health	51-7081A	WV
Princeton Community HomeCare, LLC d/b/a PCH Home Health - Beckley	51-7081A	WV
Roane HomeCare, LLC d/b/a Roane HomeCare	51-7133	WV
St. Mary’s Medical Center Home Health Services, LLC d/b/a St. Mary’s Home Health Service	51-7055	WV

LHC Subsidiary Location	Medicare Provider Number	State
West Virginia HomeCare, LLC d/b/a Care Partners Home Health	51-7100A	WV
Wetzel County HomeCare, LLC d/b/a Wetzel County HomeCare	51-7086	WV